UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
March 24, 2017
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)
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Maryland (American Assets Trust, Inc.) Maryland (American Assets Trust, L.P.) (State or other jurisdiction of incorporation)	001-35030 (American Assets Trust, Inc.) 333-202342-01 (American Assets Trust, L.P.) (Commission File No.)	27-3338708 (American Assets Trust, Inc.) 27-3338894 (American Assets Trust, L.P.) (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On March 24, 2017, American Assets Trust, Inc. (the “Company”) entered into a Purchase Agreement and Escrow Instructions (the “Agreement”) to acquire the Pacific Ridge Apartments, a 553 unit, multifamily community, built in 2013 and located at 5945 Linda Vista Road, San Diego, CA 92110 (the “Property”) from CP III Pacific Ridge RF, LLC and CP III Pacific Ridge Solar, LLC (collectively, “Seller”).

The purchase price for the Property, excluding closing costs, is approximately $232 million, which the Company intends to pay using a combination of cash on hand and funds drawn against its credit facility. Based upon information provided by Seller, approximately 97% of the Property’s multi-family units were leased as of March 24, 2017.

The acquisition is subject to customary closing conditions. The Company can offer no assurances that the acquisition of the Property will close on the terms described herein, or at all.

The transaction is being structured to accommodate a possible tax-deferred exchange pursuant to the provisions of Section 1031 of the Internal Revenue Code of 1986 and applicable state revenue and taxation code sections.

The foregoing description of the acquisition of the Property does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On March 27, 2017, the Company issued a press release announcing the agreement to purchase the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1
Purchase Agreement and Escrow Instructions between CP III Pacific Ridge RF, LLC, CP III Pacific Ridge Solar, LLC, collectively as Seller, and American Assets Trust, Inc., as Purchaser, dated March 24, 2017

99.1	Press Release issued by American Assets Trust, Inc. on March 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel & Secretary
March 27, 2017
American Assets Trust, L.P. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel & Secretary
March 27, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1
Purchase Agreement and Escrow Instructions between CP III Pacific Ridge RF, LLC, CP III Pacific Ridge Solar, LLC, collectively as Seller, and American Assets Trust, Inc., as Purchaser, dated March 24, 2017

99.1	Press Release issued by American Assets Trust, Inc. on March 27, 2017.